VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026
($ reported in thousands)

	Shares	Value
Preferred Stock—2.6%
Germany—2.6%
Sartorius AG, 0.350%	24,320	$6,085
Total Preferred Stock (Identified Cost $6,401)		6,085

Common Stocks—96.2%
Brazil—2.4%
MercadoLibre, Inc.(1)	3,213	5,555
Canada—10.5%
Canadian Pacific Kansas City Ltd.(2)	127,313	10,014
Shopify, Inc. Class A(1)	45,353	5,380
Waste Connections, Inc.	55,131	8,956
		24,350

China—10.6%
AIA Group Ltd. (Hong Kong)	1,035,133	11,502
Alibaba Group Holding Ltd. (Hong Kong) Sponsored ADR	60,571	7,599
Yum China Holdings, Inc.	114,279	5,676
		24,777

France—3.2%
L’Oreal S.A.	18,277	7,462
Germany—4.6%
SAP SE Sponsored ADR	62,475	10,696
India—5.5%
HDFC Bank Ltd. ADR	338,850	8,431
Infosys Ltd. Sponsored ADR(2)	315,721	4,265
		12,696

Ireland—2.5%
Experian plc	169,127	5,851
Japan—5.9%
Fast Retailing Co., Ltd.	23,827	9,414
Recruit Holdings Co., Ltd.	97,430	4,245
		13,659

Mexico—3.2%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	33,504	3,721
	Shares	Value

Mexico—continued
Wal-Mart de Mexico SAB de C.V.	1,113,545	$3,631
		7,352

Netherlands—5.3%
Adyen N.V.(1)	7,200	7,206
Universal Music Group N.V.	267,809	5,199
		12,405

Singapore—3.1%
Grab Holdings Ltd. Class A(1)	1,237,570	4,529
Sea Ltd. ADR(1)	32,104	2,659
		7,188

Sweden—1.7%
Spotify Technology S.A.(1)	8,364	4,056
Switzerland—6.2%
Alcon AG	118,329	8,916
Galderma Group AG	27,604	5,425
		14,341

Taiwan—6.4%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	44,220	14,944
United Kingdom—20.1%
Aon plc Class A	28,569	9,222
ARM Holdings plc ADR(1)	62,146	9,401
Haleon plc	1,372,256	6,791
Linde plc	13,155	6,522
Sage Group plc (The)	811,404	9,092
Unilever plc Sponsored ADR	102,785	5,856
		46,884

United States—5.0%
STERIS plc	52,392	11,586
Total Common Stocks (Identified Cost $206,282)		223,802

Total Long-Term Investments—98.8% (Identified Cost $212,683)		229,887

	Shares	Value

Securities Lending Collateral—1.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.531%)(3)(4)	4,227,312	$4,227
Total Securities Lending Collateral (Identified Cost $4,228)		4,227

TOTAL INVESTMENTS—100.6% (Identified Cost $216,911)		$234,114
Other assets and liabilities, net—(0.6)%		(1,285)
NET ASSETS—100.0%		$232,829

Abbreviation:
ADR	American Depositary Receipt
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United Kingdom	16%
United States	11
China	11
Canada	10
Germany	7
Taiwan	6
Switzerland	6
Other	33
Total	100%
† % of total investments as of March 31, 2026.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2026
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of March 31, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Preferred Stock	$6,085	$—	$6,085
Common Stocks	223,802	145,939	77,863
Securities Lending Collateral	4,227	4,227	—
Total Investments	$234,114	$150,166	$83,948
There were no securities valued using significant unobservable inputs (Level 3) at March 31, 2026.
There were no transfers into or out of Level 3 related to securities held at March 31, 2026.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.